Form of Debenture

  THIS DEBENTURE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE 1933 ACT ), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE 1933 ACT), FOR A PERIOD OF FORTY (40) DAYS AFTER COMPLETION OF THE OFFERING PURSUANT TO WHICH THIS DEBENTURE WAS ISSUED, AND THEREAFTER MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

     The Securities represented by this certificate have been issued pursuant to Regulation S , an exemption from registration pursuant to the provisions under the United States Securities Act of 1933, as amended (the Act ).
  These shares may not be transferred, offered or sold prior to the end of the 45 day period (the Restricted Period ) commencing on the date of the final closing of the offering of the shares by the Company unless such offer or sale
  (i) is made in an offshore transaction and not to a U.S. person (other than a distributor ) (as such terms are defined in Regulation S) or (ii) is made pursuant to registration or an applicable exemption under the Act. The shares represented by this certificate cannot be sold except pursuant to the terms and conditions of the Offshore Securities Subscription Agreement between the Company and the initial holder of the shares represented by this certificate, a copy of which is on file at the offices of the Company.

   By requesting the transfer of the Securities represented by this certificate after the Restricted Period, the holder of this certificate represents that if such transfer is made to a U.S. person, that at the time of such transfer the holder is not an affiliate of the Company (as such term is defined in the Act ), has not engaged in any short sales or similar hedge transactions with respect to the Company s COMMON STOCK DURING THE RESTRICTED
  PERIOD AND SUCH TRANSFER is not being made as part of a plan or scheme to evade the registration provisions of the Act.

  8.0% CUMULATIVE CONVERTIBLE DEBENTURE DUE   March   25, 2000

                                    $1,000,000
  March   25, 1997
  Number 00


     FOR VALUE RECEIVED, TRANS ENERGY, INC., a Nevada corporation (the Company ), hereby promises to pay to _________________________________ or registered assigns (the
   Holder ) on March 25, 2000, (the Maturity Date ), the principal amount of One Million Dollars($1,000,000) U.S., and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

  Article 1. Interest

     The Company shall pay interest on the unpaid principal amount of this Debenture (the Debenture ) at the rate of Eight Percent (8.0%) per year, payable on a pro-rata basis at the earlier of the Conversion Date, redemption date or the Maturity Date. Interest on this Debenture shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 25, 1997. Interest shall be computed on the basis of a 360 day year of 12, 30 day months.

  Article 2. Method of Payment

     This Debenture must be surrendered to the Company, pursuant to conversion, in order for the Holder to receive payment of the principal amount hereof. The Company shall have the option of paying the interest on this Debenture in United States dollars or in common stock upon conversion pursuant to Article 3 hereof. The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder s address as shown on the Register (as defined in Section 7.2 below). Interest and principal payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulations.

  Article 3.  Conversion

     Section 3.1.  Conversion Privilege
     (a) The Holder of this Debenture shall have the right, at its option, to convert it into shares of common stock, par value $0.001 per share, of the Company ( Common Stock ) at any time which is before the close of business on the Maturity Date. The number of shares of Common Stock issuable upon the conversion of this Debenture is determined by dividing the principal amount hereof to be converted plus all accrued and unpaid interest(unless, however, the Company opts to pay the interest in United States dollars pursuant to Article 1) thereon, and rounding the result to the nearest whole share.
     (b) Less than all of the principal amount of this Debenture may be converted into Common Stock if the portion converted is $5,000 or a whole multiple of $5,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture shall also apply to the conversion of a portion of it. All accrued and unpaid interest on this Debenture shall be added to the amount converted (unless, however, the Company opts to pay the interest in United States dollars pursuant to Article 1) if less than all of the principal amount of this Debenture is converted and shall be deemed to be paid and discharged thereby.
     (c) In the event all or any portion of this Debenture remains outstanding on the third anniversary of the date hereof, the unconverted portion of such Debenture will automatically be converted into shares of Common Stock on such date in the manner set forth in Section 3.2 ( Mandatory Conversion ).

     Section 3.2.  Conversion Procedure.

  (a)Debentures. Upon the Company s receipt of a facsimile or original of Holder s signed Notice of Conversion, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debentures are convertible in accordance with the provisions regarding conversion set forth in Exhibit A hereto. The Seller s transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

     (b) Conversion Date. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Debentures to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Holder s intention to convert those Debentures indicated and a facsimile or original of a signed Purchaser Representation Letter (See Exhibit B attached hereto). The date on which the Notice of Conversion is effective ( Conversion Date ) shall be deemed to be the date on which the Holder has delivered to the Company the original Debentures to be converted, a facsimile or original of the signed Notice of Conversion and a facsimile or original of a signed Purchaser Representation Letter. The Company shall have delivered per the Holder s instructions, the shares of Common Stock, without restrictive legend or stop transfer instructions, within 3 business days of receipt of the Conversion Date.

     (c) Common Stock to be Issued Without Restrictive
  Legend.   Upon the conversion of any Debentures and upon
  receipt by the Company or its attorney of those items referred to in Section 3.2(b) Seller shall instruct Seller s transfer agent to issue Stock Certificates without restrictive legend or stop transfer instructions in the name of Holder (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock
  issuable upon such  conversion,  as applicable.   Seller
  warrants that no i nstructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller.

     (d) At anytime forty-five (45) days ofter issuance, Holder is entitled, at its option to convert the Debentures into Common Stock of the Company at the lesser of (i) 80% of the 5 day average daily closing bid price, as reported by NASDAQ, or whatever primary exchange the Company s Common Stock may be traded on, for the 5 trading days immediately preceding the Closing Date, or (ii) 75% the 5 day average daily closing bid price, as reported by NASDAQ, or whatever primary exchange the Company s Common Stock may be traded on, for the five trading days immediately preceding the applicable Conversion Date (the Conversion Price ). No fractional Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

          The Debentures are subject to a mandatory, 36 month conversion feature at the end of which all Debentures outstanding will be automatically converted, upon the terms set forth in this section ( Mandatory Conversion Date ).

     (e) Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.

     (f) It shall be the Company s responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Holder a new Debenture equal to the unconverted amount, if so requested by Holder.

     (g) In the event the Common Stock is not delivered per the written instructions of the Holder, within 10 (ten) business days after the Conversion Date, then in such event the Company shall pay to Holder one percent (1%) in cash, of the dollar value of the Debentures being converted per each day after the tenth business day following the Conversion Date that the Common Stock is not delivered ( Conversion Default Penalty ).

     To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 3.2 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 3.2(g) shall not apply but instead the provisions of Section 3.2(h) shall apply.

     The Company shall make any payments incurred under this
  Section 3.2(g) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Holder s right to pursue actual damages for the Company s failure to issue and deliver Common Stock to the Holder within ten (10) business days after the Conversion Date.

     (h) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures
  then outstanding.   If, at any time Holder submits a Notice of
  Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a Conversion Default , the date of such default being referred to herein as the
   Conversion Default Date ), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the Unconverted Debentures ), upon Holder s sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default
  ( Notice of Conversion Default ) to all existing Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures payments for a Conversion Default ( Conversion Default Payments ) in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the Authorization Date ) that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ( Authorization Notice ) to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder s accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Holder s option, payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 3.2(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 36 month conversion period.

     Nothing herein shall limit the Holder s right to pursue actual damages for the Company s failure to maintain a sufficient number of authorized shares of Common Stock.

     Section 3.3. Fractional Shares. The Company shall not issue a fractional share of Common Stock upon the conversion of this Debenture . Instead, the Company shall pay in lieu of any fractional share the cash value thereof at the then current Market Price of the Common Stock as determined under
  Section 3.7 below.
     Section 3.4. Taxes on Conversion. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.
     Section 3.5.  Company to Reserve Stock.  The Company
  shall reserve out of its authorized but unissued Common Stock or Common Stock held in treasury enough shares of Common Stock to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall be fully paid and nonassessable.
     Section 3.6. Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the Act ) and have been sold pursuant to Regulation S under the Act ( Regulation S ). The Debenture may not be transferred or resold in the United States, or to a U.S. Person, or to or for the account or benefit of a U.S. Person(as defined in Regulation S) for a period of forty (40) days from the date hereof and thereafter this Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Act.
  Section 3.7.  Market Price.
     (a) For the purpose of any computation referenced in this Debenture, Market Price shall mean the average closing bid price of the shares of Common Stock as quoted on NASDAQ for the 5 trading days preceding the Conversion Date.
     Section 3.8. Mergers, Etc. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3.
  Article 4.  Mergers
     The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.
  Article 5.  Reports
     The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.
  Article 6.  Defaults and Remedies
     Section 6.1. Events of Default. An Event of Default occurs if (a) the Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment, other than a payment of principal, for a period of 5 days thereafter, (c) the Company fails to comply with any of its other agreements in this Debenture and such failure continues for the period and after the notice specified below, (d) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days. As used in this Section 6.1, the term Bankruptcy Law means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term Custodian means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. A default under clause (c) above is not an Event of Default until the holders of at least 25% of the aggregate principal amount of the Debentures outstanding notify the Company of such default and the Company does not cure it within five (5) days after the receipt of such notice, which must specify the default, demand that it be remedies and state that it is a Notice of Default .
     Section 6.2.  Acceleration.  If an Event of Default
  occurs and is continuing, the Holder hereof by notice to the Company, may declare the principal of and accrued interest on this Debenture to be due and payable. Upon such declaration, the principal and interest hereof shall be due and payable immediately.
  Article 7.  Registered Debentures
     Section 7.1.  Series.  This Debenture is one of a
  numbered series of Debentures which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange Commission promulgated thereunder. Such Debentures are referred to herein collectively as the
   Debentures . The Debentures shall be issued in whole multiples of $10,000.
     Section 7.2.  Record Ownership.
      (a) The Company, or its attorney, shall maintain a register of the holders of the Debentures (the Register ) showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture.
   The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.
     (b) The Holder is Limited on the Amount of Conversion and Ownership that it can obtain. Other than the Mandatory Conversion provisions contained in this Debenture, in no event shall the Holder be entitled to convert that amount of Debentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.
     Section 7.3.  Registration of Transfer.  Transfers of
  this Debenture may be registered on the books of the Company maintained for such purpose pursuant to Section 7.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are given that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder. The Company may charge a reasonable fee for any registration of transfer or exchange other than one occasioned by a notice of redemption or the conversion hereof. No transfer of this Debenture shall be made to any U.S. Person as that term is defined in Regulation S.
     Section 7.4. Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.
  Article 8.  Notices
     Any notice which is required or convenient under the terms of this Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the Debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.
  Article 9.  Time
     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions of this
  Article 9, such extended time shall not be included in the computation of interest. A business day shall mean a day on which the banks in Delaware are not required or allowed to be closed.
  Article 10.  Waivers
     The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in the payment of principal of or interest on any Debenture.Article 11. Rules of Construction
     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.
  Article 12.  Governing Law
     The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Nevada applicable to agreements that are negotiated, executed, delivered and performed solely in the State of New York.
     IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.
                              TRANS ENERGY, INC..

                              By

                              Name: Loren Bagley
                                Title:  President

                           Exhibit A

                       NOTICE OF CONVERSION


  (To be Executed by the Registered Holder in order to Convert the Debentures.)


     The undersigned hereby irrevocably elects, as of ______________, 199_ to convert $_________________ of the
  Debentures into Shares of Common Stock of
  ______________________ (the Company ) according to the conditions set forth in the Subscription Agreement dated _____________, 199_.
     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the
      Debentures on behalf of any U.S. Person.


  Date of Conversion*_________________________________________

  Applicable Conversion Price_________________________________

  Signature___________________________________________________
               [Name]

  Address_____________________________________________________

  ____________________________________________________________

  Phone______________________   Fax___________________________



  Please call me at ________________ if you need to confirm this facsimile Notice of Conversion.

                            EXHIBIT B

                              PURCHASER REPRESENTATION LETTER

  Dear Sirs:

     The undersigned__________________, has purchased on _______________, 1997, ______________ Convertible Debentures
  of ______________________________  (the  Company )  in the
  amount of $________________, (the Debentures ). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ( Subscription Agreement ) of your design. As the forty (40) day transaction restriction period has expired, the undersigned hereby requests that the Debentures be transferred into Street Name of __________________________.

     The undersigned represents and warrants as follows:

  (1) The offer to purchase the Debentures was made to it outside of the United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

  (2) It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S promulgated under the United States Securities Act of 1933 (the Securities Act ); and it has purchased the Debentures for its own account and not for the account or benefit of any U.S. person;

  (3) All offers and sales by the undersigned of the Debentures shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

  (4) It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S;

  (5) The undersigned has not engaged in any directed selling efforts (as such term is defined in Regulation S) with respect to the Debentures or the Common Stock that is issuable upon conversion; and

  (6) The undersigned purchased its Debentures with investment intent and at the time of the purchase of said Debentures had no interest to sell, dispose of or otherwise transfer the Debentures. The purpose for this request is to facilitate the management of the undersigned s investment accounts.

  (7) The undersigned has not entered into any short sales with respect to the common stock of Seller during the Restricted
  Period;

  (8) Limits on Amount of Conversion and Ownership. Other than the Mandatory Conversion provisions contained in the Subscription Agreement which are not limited by the following, in no other event shall the Purchaser be entitled to convert that amount of Dentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.


  Dated this ___ day of the month of ___________________, 199.

  By:

  ____________________

      Official Signature of Purchaser
                                 Title

                               Assignment of Debenture


  The undersigned hereby sell(s) and assign(s) and transfer(s) unto



          (name, address and SSN or EIN of assignee)


                              Dollars ($          )
  (principal amount of Debenture, $10,000 or integral multiples of $10,000)

  of principal amount of this Debenture together with all accrued and unpaid interest hereon.


  Date:             Signed:

                         (Signature must conform in all
                                        respects to name of
  Holder shown                                     of face of
  Debenture)


  Signature Guaranteed: